Exhibit 99.1

News Release

For Immediate Release

March 12, 2019

Digirad Corporation Announces Potential Nonconvertible Preferred Stock Offering

Targeting Raise of Up to $15 million

SUWANEE, GA – March 12, 2019 - Digirad Corporation (NASDAQ: DRAD) (“Digirad”, “DRAD”, or “the Company”) announced today that it plans to file a preliminary registration statement on Form S-1 with the Securities and Exchange Commission for a potential offering of nonconvertible preferred stock. The Company is targeting a capital raise of up to $15 million. The initial use of proceeds will be for working capital and for other general corporate purposes, including to facilitate Digirad’s diversified holding company structure.

As disclosed in a press release issued by the Company on September 10, 2018, Digirad’s Board of Directors approved the conversion of Digirad into a diversified holding company (“HoldCo”). Digirad believes that converting into a diversified holding company with a shared services center will create tremendous value for Digirad stockholders, both immediately and over the long-term. As part of this new strategy, DRAD has begun to look at acquisition opportunities, which could be bolt-on acquisitions for its existing business, or private or public companies that fit well with the HoldCo model.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, and there will be no sale of any securities in any state or jurisdiction in which such an offer, solicitation, or purchase would be unlawful prior to the registration or qualification of such securities under the securities laws of any such state or jurisdiction.

About Digirad

Digirad delivers convenient, effective, and efficient healthcare solutions on an as needed, when needed, and where needed basis. Digirad’s diverse portfolio of mobile healthcare solutions and diagnostic imaging equipment and services, provides hospitals, physician practices, and imaging centers through the United States access to technology and services necessary to provide exceptional patient care in the rapidly changing healthcare environment. For more information, please visit www.digirad.com.

Forward-Looking Statements & Use of Non-GAAP Measures

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), earnings before interest, taxes, depreciation and amortization (EBITDA), earnings (including earnings/loss) per share, free cash flow (FCF), capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of Digirad or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the Company's inability to obtain adequate financing, the length of time associated with servicing customers, accounts receivable turnover, insufficient cash flows and resulting illiquidity, the Company's inability to expand the Company's business, government regulation, the underlying condition of the technology support industry, the lack of product diversification, existing or increased competition, stock volatility and illiquidity, the Company's failure to implement the Company's business plans or strategies, changes in macro or industry specific business conditions, failure to keep pace with evolving technologies and difficulties integrating technologies, unfavorable changes in reimbursement practices, negative economic outlooks, the Company’s inability to consummate successful acquisitions and execute related integration, the Company’s ability to execute on its business strategy (including any cost reduction plans), the Company’s failure to realize expected benefits of restructuring and cost-cutting actions, the Company’s ability to preserve and monetize its net operating losses, the continued demand for and market acceptance of its services. For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K. This press release reflects management’s views as of the date presented.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

For more information contact:
Jeffrey E. Eberwein
Chairman of the Board of Directors
203-489-9501
ir@digirad.com